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                          VAN KAMPEN AMERICAN CAPITAL
                                  HARBOR FUND
                   SUPPLEMENT DATED NOVEMBER 2, 1995, TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 21, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     The Fund seeks to provide current income, capital appreciation and conservation of capital by investing principally in senior securities, primarily convertible bonds and convertible preferred stocks of other corporations. The Fund attempts to remain fully invested and diversified across many industries to achieve consistent long-term performance. Convertible securities typically have offered a higher current yield than that offered by the underlying stock and less downside risk, which has helped the Fund achieve its investment objectives. The Fund may be an important complement to an existing portfolio for investors who want both the opportunity for capital appreciation, regular income and lower volatility of returns.

     Since the commencement of investment operations on November 15, 1956, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect. 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, it's largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.

     From time to time marketing materials may contain a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.